UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 10, 2015

Federal Realty Investment Trust
(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street, Rockville, Maryland	20852-4041
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number including area code: 301/998-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
The information included in Exhibit 99.1 (the “Tax Exhibit”) to this Current Report on Form 8-K provides a summary of additional material federal income tax considerations relevant to an investment in equity securities of Federal Realty Investment Trust (the “Company”). The information in the Tax Exhibit amends in part the discussion under the heading “Material Federal Income Tax Considerations” contained in or incorporated by reference into prospectuses, and the discussion under the heading “Additional Material Federal Income Tax Considerations” contained in any prospectus supplement, filed by the Company under the Securities Act of 1933 prior to the date of this Current Report on Form 8-K, and the Tax Exhibit shall be deemed incorporated by reference into each such registration statement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
99.1 Additional Material Federal Income Tax Considerations

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: February 10, 2016	By:	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary